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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 24, 2002


                       INCARA PHARMACEUTICALS CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                0-27410                         56-1924222
                ---------------                 ----------
      (Commission File Number)                  (IRS Employer ID Number)

                                 P.O. Box 14287
                            79 T. W. Alexander Drive
                        4401 Research Commons, Suite 200
               Research Triangle Park, North Carolina      27709
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (919) 558-8688
                                                           --------------

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Item 5.  Other Events and Regulation FD Disclosure

         On September 24, 2002, Incara Pharmaceuticals Corporation received notice from the Nasdaq Listing Qualifications Panel of its determination to delist Incara's common stock from the Nasdaq National Market at the opening of trading on September 25, 2002 because of Incara's failure to meet the minimum bid price, minimum market value of publicly held securities and minimum net tangible assets requirements. Incara's common stock will now be traded on the OTC Bulletin Board under the symbol, "INCR."

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 99.1 Press release dated September 25, 2002 announcing the Nasdq delisting

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INCARA PHARMACEUTICALS CORPORATION

Date:  September 25, 2002
                                   /s/ RICHARD W. REICHOW
                                   -----------------------------------
                                   Richard W. Reichow, Executive Vice President
                                    and Chief Financial Officer

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